Exhibit 99.1

Richard M. Cieri (NY 4207122)	Michael A. Condyles (VA 27807)
KIRKLAND & ELLIS LLP	Peter J. Barrett (VA 46179)
Citigroup Center	Kimberly A. Pierro (VA 71362)
153 East 53rd Street	KUTAK ROCK LLP
New York, New York 10022-4611	Bank of America Center
Telephone: (212) 446-4800	1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
and	Telephone: (804) 644-1700

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000

Co-Counsel to the Debtors

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

In re:	)	Case No. 07-33849
	)	Jointly Administered
MOVIE GALLERY, INC., et al.,[1]	)	Chapter 11
	)	Hon. Douglas O. Tice, Jr.
Debtors.	)
)

NOTICE OF MOTION TO EXTEND THE EXCLUSIVE PERIODS WITHIN WHICH

ONLY THE DEBTORS MAY FILE A CHAPTER 11 PLAN AND SOLICIT

ACCEPTANCES THEREOF AND NOTICE OF HEARING UPON OBJECTION

PLEASE TAKE NOTICE THAT the above-captioned debtors (collectively, the “Debtors”) have filed with the Court the Motion of the Debtors to Extend the Exclusive Periods Within Which Only the Debtors May File a Chapter 11 Plan and Solicit Acceptances Thereof (the “Motion”).

[1]	The Debtors in these proceedings are: Movie Gallery, Inc.; Hollywood Entertainment Corporation; M.G. Digital, LLC; M.G.A. Realty I, LLC; MG Automation LLC; and Movie Gallery US, LLC.

PLEASE TAKE FURTHER NOTICE THAT your rights may be affected. You should read these papers carefully and discuss them with your attorney, if you have one in these bankruptcy cases. (If you do not have an attorney, you may wish to consult one.)

PLEASE TAKE FURTHER NOTICE THAT in connection with the Debtors’ chapter 11 cases, an Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 88] (the “Case Management Order”) was entered by the Court on October 17, 2007, which, among other things, prescribes the manner in which objections must be filed and served and when hearings will be conducted. A copy of the Case Management Order may be obtained at no charge at www.kccllc.net/moviegallery or for a fee via PACER at www.vaeb.uscourts.gov/.

PLEASE TAKE FURTHER NOTICE THAT if you do not timely file and serve a written objection to the relief requested in the Motion, the Court may deem any opposition waived, treat the Motion as conceded and enter an order granting the relief requested in the Motion without further notice or a hearing.

PLEASE TAKE FURTHER NOTICE THAT in accordance with the Case Management Order, if you wish to oppose the Motion, on or before 5:00 p.m. prevailing Eastern Time January 22, 2008, or such shorter time as the Court may hereafter order and of which you may receive subsequent notice (the “Objection Deadline”), you must file with the Court, at the address shown below, a written objection pursuant to Local Bankruptcy Rule 9013-1 and the Case Management Order:

Clerk of the Court

United States Bankruptcy Court

1100 East Main Street, Room 301

Richmond, Virginia 23219

2

PLEASE TAKE FURTHER NOTICE THAT in accordance with the Case Management Order, you must also serve a copy of your written objection on the Core Group, the 2002 List and the Affected Entities, as such terms are defined in Exhibit 1 to the Case Management Order so that the documents are received on or before the Objection Deadline.

PLEASE TAKE FURTHER NOTICE THAT no hearing is requested in this matter. If an objection is filed, however, the matter will be scheduled for the next applicable Omnibus Hearing, as such term is defined in Exhibit 1 of the Case Management Order, which hearing will be conducted on January 29, 2008 at 10:00 a.m. prevailing Eastern Time, in the United States Bankruptcy Court, 1100 East Main Street, Room 335, Richmond, Virginia 23219.

PLEASE TAKE FURTHER NOTICE THAT you should consult the Case Management Order before filing any written objection to the Motion.

3

Richmond, Virginia	/s/
Dated: January 9, 2008	Richard M. Cieri (NY 4207122)
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900

and

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

and

Michael A. Condyles (VA 27807)
Peter J. Barrett (VA 46179)
Kimberly A. Pierro (VA 71362)
KUTAK ROCK LLP
Bank of America Center
1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
Telephone: (804) 644-1700
Facsimile: (804) 783-6192

Co-Counsel to the Debtors

4

Richard M. Cieri (NY 4207122)	Michael A. Condyles (VA 27807)
KIRKLAND & ELLIS LLP	Peter J. Barrett (VA 46179)
Citigroup Center	Kimberly A. Pierro (VA 71362)
153 East 53rd Street	KUTAK ROCK LLP
New York, New York 10022-4611	Bank of America Center
Telephone: (212) 446-4800	1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
and	Telephone: (804) 644-1700

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000

Co-Counsel to the Debtors

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

In re:	)	Case No. 07-33849
	)	Jointly Administered
MOVIE GALLERY, INC., et al.,[1]	)	Chapter 11
	)	Hon. Douglas O. Tice, Jr.
Debtors.	)
)

[1]	The Debtors in these proceedings are: Movie Gallery, Inc.; Hollywood Entertainment Corporation; M.G. Digital, LLC; M.G.A. Realty I, LLC; MG Automation LLC; and Movie Gallery US, LLC.

MOTION OF THE DEBTORS FOR AN ORDER TO EXTEND THE EXCLUSIVE

PERIODS WITHIN WHICH ONLY THE DEBTORS MAY FILE A CHAPTER 11

PLAN AND SOLICIT ACCEPTANCES THEREOF

The above-captioned debtors (collectively, the “Debtors”) hereby move the Court, pursuant to this motion (the “Motion”), for the entry of an order, substantially in the form of Exhibit A, extending the exclusive periods set forth in section 1121(c)(2) and 1121(c)(3) of the Bankruptcy Code during which only the Debtors may file and solicit votes to accept a chapter 11 plan from February 13, 2008 and April 13, 2008, respectively, through and including June 13, 2008 and August 13, 2008, respectively. In support of this Motion, the Debtors respectfully state as follows:

Preliminary Statement

1. Pursuant to section 1121(c) of the Bankruptcy Code (defined below), the Debtors are granted an initial period of 120 days from the Commencement Date (defined below) during which they have the exclusive right to file a chapter 11 plan (the “Exclusive Filing Period”). Section 1121(c) of the Bankruptcy Code further provides that if the Debtors file a chapter 11 plan within the Exclusive Filing Period that the Debtors then have the exclusive right, for a period of 180 days from the Commencement Date, to solicit and obtain creditor acceptances of the filed chapter 11 plan (the “Exclusive Solicitation Period,” and with the Exclusive Filing Period, the “Exclusive Periods”). In these Chapter 11 Cases, the Exclusive Periods are set to expire on February 13, 2008 and April 13, 2008.

2. The Debtors filed their Joint Plan of Reorganization of Movie Gallery, Inc. and Its Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code on December 22, 2007 [Docket No. 1196] (the “Plan”). By this Motion and pursuant to section 1121(d) of the Bankruptcy Code, the Debtors request that this Court enter an order extending the Exclusive Periods through and including June 13, 2008 and August 13, 2008, to allow the confirmation process to continue unhindered by competing plans. Without such an extension, the Exclusive Periods will expire in the midst of the Debtors’ Plan-confirmation process, presenting a risk of undue interference and disruption to the confirmation process.

Jurisdiction

3. The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334. This matter is a core proceeding within the meaning of 28 U.S.C. § 157(b)(2).

4. Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.

5. The statutory basis for the relief requested herein is section 1121(d) of the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”).

Background

General Background

6. On October 16, 2007 (the “Commencement Date”), each of the Debtors filed a petition with the Court under chapter 11 of the Bankruptcy Code (collectively, the “Chapter 11 Cases”). The Debtors are operating their businesses and managing their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No request for the appointment of a trustee or examiner has been made in these Chapter 11 Cases. On October 18, 2007, the Court entered an order jointly administering the Debtors’ Chapter 11 Cases pursuant to Bankruptcy Rule 1015(b). On October 18, 2007, the United States trustee appointed an official committee of unsecured creditors pursuant to section 1102 of the Bankruptcy Code (the “Committee”).

7. The Debtors are the second largest North American home entertainment specialty retailer. They currently operate approximately 3,640 retail stores located throughout all 50 states. They rent and sell DVDs, videocassettes and video games through three distinct brands — Movie Gallery, Hollywood Video and Game Crazy.

8. In 2006, the aggregate annual revenues of the Debtors and their non-Debtor affiliates, including rental revenue and product sales, exceeded $2.5 billion. Of this amount, approximately 56% was attributed to DVD rentals, 15% to the sale of previously-rented DVDs, VHS cassettes and video games, 13% to the sale of new and used gaming products, 7% to game rentals, 4% to the sale of concessions and other miscellaneous products, 3% to the sale of movie-related products and merchandise and 2% to VHS cassette rentals. As of December 2, 2007, the Debtors and their non–Debtor affiliates employed approximately 38,400 employees, including approximately 6,800 full-time employees and 31,600 part-time employees.

9. Several factors led to the filing of these Chapter 11 Cases. First, the video rental industry is highly competitive. The Debtors face direct competition from competitors such as Blockbuster and Netflix and indirect competition from pay-per-view, cable television and big-box retailers who sell DVDs at increasingly lower prices. Furthermore, recent box office receipts of rental releases have declined over the previous year, contributing to an industry-wide decline in demand for video rentals. Finally, as the Debtors’ financial performance deteriorated, they experienced contracting trade terms, which had a negative impact on the Debtors’ liquidity, which, in turn, contributed to the Debtors’ inability to comply with certain financial covenants under their credit agreements.

Plan Development and Confirmation Process

10. Beginning before the Commencement Date, for several months, the Debtors engaged Sopris (as a significant creditor and potential investor of additional capital), the First Lien Lenders, the Second Lien Lenders and the Holders of 11% Senior Notes in discussions to secure support for a consensual restructuring.2 On October 14, 2007 (prior to the Commencement Date), the Debtors, certain Second Lien Lenders, certain Holders of 11% Senior Notes and Sopris (collectively, the “Lock Up Parties”) entered into the Lock Up Agreement through which the Lock Up Parties committed to support the Debtors’ restructuring plans, including an agreement to vote to accept a chapter 11 plan consistent with the Plan Term Sheet attached to the Lock Up Agreement.

11. To achieve consensus with additional significant constituents, the Debtors continued their discussions with the First Lien Lenders, the Second Lien Lenders and the 11% Senior Notes Lenders and engaged in negotiations that have included the Committee throughout the Chapter 11 Cases. As a result, the Debtors were able to formulate the Plan with the input and support of their major constituents. Additionally, while the Debtors and these parties negotiated the terms of the Plan, the parties were also negotiating the terms of a Plan Support Agreement, pursuant to which certain parties will memorialize their agreement to support the Plan. The Plan Support Agreement, substantially in the form of the agreement attached as an exhibit to the Disclosure Statement on December 22, is currently being circulated among the parties for signature. The Debtors intend to continue to proceed towards confirmation and seek to maintain their exclusivity to ensure that the consensual plan process proceeds expeditiously.

Relief Requested

12. By this Motion, the Debtors respectfully request that this Court, pursuant to section 1121(d) of the Bankruptcy Code, extend the Exclusive Periods through and including June 13, 2008 (for the Exclusive Filing Period) and August 13, 2008 (for the Exclusive Solicitation Period).

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

Basis for Relief

13. Section 1121(d) of the Bankruptcy Code permits a court to extend, “for cause,” based upon the relevant facts and circumstances, a debtor’s exclusive right to file and solicit votes for a chapter 11 plan. 11 U.S.C. §§ 1121(d); see also First American Bank of New York v. Southwest Gloves and Safety Equip., Inc., 64 B.R. 936, 965 (D. Del. 1986). Bankruptcy courts examine a number of factors in determining whether a debtor has had an adequate opportunity to develop, negotiate and propose a chapter 11 plan and thus whether there is “cause” for extension of the debtor’s exclusive periods, include, without limitation, the following:3

a.	the size and complexity of the case and the length of time the case has been pending;

b.	the necessity of sufficient time to negotiate and prepare adequate information;

c.	the existence of good faith progress;

d.	whether the debtor is paying its debts as it becomes due;

e.	whether the debtor has demonstrated reasonable prospects for filing a viable plan;

f.	whether the debtor has made progress negotiating with creditors; and

g.	whether the debtor is seeking an extension to pressure creditors.

In re Dow Corning Corp., 208 B.R. 661, 664 (Bankr. E.D. Mich. 1997) (noting that courts generally consider these factors to determine whether exclusivity should be extended); see, e.g.,

[3]

Not all factors are relevant to every case, and bankruptcy courts have tended to use a relevant subset of the above factors to determine whether cause to grant an exclusivity period extension exists in a particular chapter 11 case.

In re Central Jersey Airport Services, LLC, 282 B.R. 176, 183 (Bankr. D. N.J. 2002) (cause found where debtors were making sufficient progress in case in negotiating with its creditors towards a viable plan); In re Service Merchandise, Co., Inc., 256 B.R. 744, 751 (Bankr. M.D.Tenn. 2000) (cause found where the debtors had reasonable prospects to filing a viable plan); In re AmKo Plastics, Inc., 197 B.R. 74 (Bankr. S.D. Ohio 1996) (cause found where extensive turnaround efforts were undertaken even though the debtor to date had shown only losses); In re Homestead Partners, Ltd., 197 B.R. 706, 720 (Bankr. N.D. Ga. 1996) (cause found where there was substantial progress, the recalcitrance of creditors posed a significant hurdle and there were complicated legal issues); In re Express One International, Inc., 194 B.R. 98, 100 (Bankr. E.D. Tex. 1996) (cause found where the debtor had been diligent in its attempts to reorganize and extension was not sought for an indefinite period); In re Gibson & Cushman Dredging Corp., 101 B.R. 405 (E.D.N.Y. 1989) (cause to extend found where debtor continually proposed plans and attempted to negotiate with creditors); In re McLean Indus., Inc., 87 B.R. 830, 834 (Bankr. S.D.N.Y. 1987).

14. The facts and circumstances of these Chapter 11 Cases, when viewed through the lens of the foregoing factors, demonstrate that more than sufficient cause exists to grant the Debtors’ requested further extension of the Exclusive Periods.

A.	These Chapter 11 Cases Are Large and Complex

15. The sheer size and complexity of the Debtors’ Chapter 11 Cases alone provides more than sufficient cause to extend the Exclusive Periods as requested herein. See, e.g., In re Texaco, Inc., 76 B.R. 322, 326 (Bankr. S.D.N.Y. 1987) (“The large size of a debtor and the consequential difficulty in formulating a plan of reorganization for a huge debtor with a complex financial structure are important factors which generally constitute cause for extending the exclusivity periods”). Courts in this district have routinely granted similar extensions in other large chapter 11 cases. See, e.g., In re US Airways, Inc., Case No. 04-13819 (Bankr. E.D. Va., June 23, 2005, May 31, 2005, Mar. 31, 2005, Jan. 5, 2005, and Jan. 28, 2005) (orders extending each of the Debtors’ original Exclusive Periods a total of an additional 171 and 234 days, respectively); In re AMF Bowling Worldwide, Inc., Case No. 01-61119 (Bankr. E.D. Va., Oct. 22, 2001) (order extending Exclusive Periods each for an additional 120 days); In re Fas Mart Convenience Stores, Inc., Case No. 01-60386 (Bankr. E.D. Va., July 13, 2001 and Dec. 11, 2001) (orders extending Exclusive Periods each for successive 120-day periods); In re Heilig-Meyers Co., Case No. 00-34533 (Bankr. E.D. Va. Dec. 11, 2000 through Feb. 10, 2005) (orders extending the Exclusive Periods on twelve separate occasions).

16. These chapter 11 cases encompass six debtors, more than 3,500 retail locations in all fifty states, more than 38,000 employees, hundreds of millions of dollars in prepetition liabilities, including prepetition funded debt of approximately $1.25 billion — a combination of factors that has given rise to a number of complex legal issues. The Debtors respectfully believe that it is entirely reasonable to assert that, without more, the Court has ample cause to extend the Exclusive Periods at this stage of the proceedings.

B.	The Requested Extension of the Debtors’ Exclusive Periods Is Necessary to Assure Adequate Time to Allow Confirmation of the Plan and to Allow for Alternative Negotiations if the Plan Is not Confirmed

17. The Debtors carefully tailored this request to correspond with the anticipated timeline for the Debtors to exit chapter 11 so as not to interfere with the Plan confirmation process and to allow flexibility in the unlikely event that the Plan is not confirmed within this anticipated timeline. If the Plan is not confirmed as scheduled, the Debtors may require additional time to analyze their alternatives.

C.	The Debtors Have Conducted the Chapter 11 Cases Consensually and in Good Faith

18. The Debtors are seeking these extensions, not to delay administration of the chapter 11 cases or to pressure creditors, but to continue meeting the challenges presented by the Chapter 11 Cases. See In re McLean Indus., 87 B.R. at 834 (courts may assess whether a debtor’s motives for seeking extension of exclusivity are proper).

19. During the past several months, the Debtors worked diligently with their creditor constituencies to develop and file the Plan. This consensual approach has resulted in firm support of the Plan from a significant portion of the Debtors’ creditors and allowed the Debtors to present their Plan relatively quickly after the Commencement Date. The Debtors intend to continue to use this consensual approach to garner further support for the Plan.

D.	The Debtors Are Paying Their Debts as They Come Due

20. The Debtors continue to pay their postpetition obligations as they come due in the ordinary course of business in accordance with the Bankruptcy Code. The Debtors’ practice in this regard is evidenced by the dearth of motions seeking to compel the payment of administrative claims.

E.	The Debtors Have Filed a Chapter 11 Plan and Are Moving Expeditiously Towards Confirmation

21. On December 22, 2007, just 67 days after the Commencement Date, the Debtors filed their Plan, setting the solicitation and confirmation process in motion. If the Exclusive Periods are allowed to expire in the midst of the Debtors’ Plan-confirmation process, there is a risk that what has been a largely consensual and swiftly-moving restructuring process thus far could be derailed, to the detriment of the Debtors’ estates.

F.	The Debtors Filed a Chapter 11 Plan with the Support of Many of Their Creditors

22. As described herein, the Debtors’ Plan is supported by several of the Debtors’ key constituents.

G.	The Extension Is Not Sought to Pressure Creditors

23. This extension is not intended to pressure the Debtors’ creditors. As described herein, the Debtors are filing this Motion to avoid undue delay and interference with the Plan confirmation process. If the Exclusive Periods expire prior to Plan-confirmation, the Debtors could be faced with unwarranted interference from a dissident party attempting to derail the consensual restructuring process that has taken place up to this stage in the cases by filing a competing chapter 11 plan. If this were to occur, the Debtors would be left to not only operate their businesses, but to do so while attempting to formulate and negotiate a new plan, assess competing plans, if filed, and contend with the destabilizing effect that such events would have on their businesses, employees, vendors and customers. The requested extension, however, will enable the Debtors to focus on confirming the current consensual Plan and negotiate outstanding issues thereunder without any potential distraction of competing plans being filed, to enable the Debtors to successfully emerge from chapter 11 on an expedited timeline. To that end, extending the Exclusive Periods will clearly benefit the Debtors’ estates and their creditor constituencies.

24. Finally, the relief requested in this Motion will not prejudice the rights of interested parties. Any interested party can move this Court, on appropriate notice, to reduce the Exclusive Periods for cause shown. This remedy is more than sufficient to protect creditors from any undue delay by the Debtors.

Conclusion

25. Extending the Exclusive Periods will permit the Debtors to confirm the Plan that has been developed with the input and cooperation of the Debtors’ major constituencies without unwarranted interference from any dissident party attempting to derail the restructuring process. The Debtors, therefore, respectfully request the Court extend the Exclusive Periods through and including June 13, 2008 and August 13, 2008. Of course, the Debtors reserve the right to request further extensions of the Exclusive Periods as circumstances require.

Notice

26. Notice of this Motion has been given to the Core Group and the 2002 List as required by the Case Management Procedures.4 In light of the nature of the relief requested, the Debtors respectfully submit that no further notice is required.

No Prior Request

27. No prior motion for the relief requested herein has been made to this or any other court.

[4]

Capitalized terms used in this paragraph 26 but not otherwise defined herein shall have the meanings set forth in the Notice, Case Management and Administrative Procedures established by the Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 88] entered on October 17, 2007.

WHEREFORE, for the reasons set forth herein, the Debtors respectfully request that the Court enter an order, substantially in the form attached hereto as Exhibit A, (a) extending the periods set forth in section 1121(c)(2) and 1121(c)(3) during which only the Debtors may file and solicit votes to approve a chapter 11 plan from February 13, 2008 and April 13, 2008, respectively, through and including June 13, 2008 and August 13, 2008, respectively, and (b) granting such other and further relief as is just and proper.

Richmond, Virginia	/s/
Dated: January 9, 2008	Richard M. Cieri (NY 4207122)
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900

and

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

and

Michael A. Condyles (VA 27807)
Peter J. Barrett (VA 46179)
Kimberly A. Pierro (VA 71362)
KUTAK ROCK LLP
Bank of America Center
1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
Telephone: (804) 644-1700
Facsimile: (804) 783-6192

Co-Counsel to the Debtors